UNITED STATES PATENT AND TRADEMARK OFFICE

SERIAL NO: 78/617339

APPLICANT: FRESH HARVEST PRODUCTS, INC.

78617339

CORRESPONDENT ADDRESS:
MILTON M. OLIVER
WARE FRESSOLA VDS & ADOLPHSON
PO BOX 224
MONROE, CT 06468-0224

RETURN ADDRESS:
Commissioner for Trademarks
P.O. Box 1451
Alexandria, VA 22313-1451

MARK: WINGS OF NATURE

CORRESPONDENT'S REFERENCE/DOCKET NO: 873-10-201

CORRESPONDENT EMAIL ADDRESS:

Please provide in all correspondence:

1. Filing date, serial number, mark and applicant's name.
2. Date of this Office Action.
3. Examining Attorney's name and Law Office number.
4. Your telephone number and e-mail address.

OFFICE ACTION

RESPONSE TIME LIMIT: TO AVOID ABANDONMENT, THE OFFICE MUST RECEIVE A PROPER RESPONSE TO THIS OFFICE ACTION WITHIN 6 MONTHS OF THE MAILING OR E-MAILING DATE.

Serial Number 78/617339

The assigned trademark examining attorney has reviewed the referenced application and has determined the following.

The Office records have been searched and no similar registered or pending mark has been found that would bar registration under Trademark Act Section 2(d), 15 U.S.C. §1052(d). TMEP §704.02.

In order to pursue registration, however, the applicant must respond to the following requirement.

Indefinite Identification of Goods

The wording in the identification of goods needs to be clarified. Specifically, the applicant has misspelled the word "dried" as "dreid." The examining attorney has corrected it, below. Also, it is unclear what is meant by "other dairy products." Applicant must list them specifically. For example, if the goods are "cheese," the applicant may so indicate. Also, applicant must indicate that the "preserves" are "fruit preserves." For the "preparations made from cereals," the applicant must state what those "preparations" are. For example, if the goods are "snack food," the applicant may so indicate. For the "confectionery," the applicant must state that the goods are "crystal sugar pieces." Also, applicant should note that "ice" is listed twice. Applicant must delete one of these listings. Please note that that the examining attorney has edited the Identification of Goods for consistent use of commas and semi-colons.

An acceptable Identification of Goods is suggested below.

Applicant must amend the identification of goods to specify the common commercial or generic name for the goods. If there is no common commercial or generic name for the product, then applicant must describe the product and intended consumer as well as its main purpose and intended uses. TMEP §1402.01.

Applicant may adopt the following identification of goods, if accurate:

> Meats, fish, poultry, and game; Meat extracts; Preserved, dried, and cooked fruits and vegetables; Jellies and jams; Eggs, milk, and other dairy products, namely, cheese; Edible oils and fats; Fruit preserves; Pickles; in International Class 29.
>
> Coffee; Tea; Cocoa; Sugar; Rice; Tapioca; Sago; Coffee substitutes; Flour; Preparations made from cereals, namely, snack food; Bread, biscuits, cakes, and pastry; Confectionery, namely, crystal sugar pieces; Honey and treacle; Yeast; Baking powder; Salt; Mustard; Pepper; Vinegar; Sauces Spices; Ice; in International Class 30.

Please note that, while the identification of goods may be amended to clarify or limit the goods, adding to the goods or broadening the scope of the goods is not permitted. 37 C.F.R. §2.71(a); TMEP §1402.06. Therefore, applicant may not amend the identification to include goods that are not within the scope of the goods set forth in the present identification.

The trademark examining attorney examines identifications of goods and/or services for acceptability in accordance with the Rules of Practice in Trademark Cases and USPTO policies and procedures in effect at the time registration is sought. Descriptions of goods and/or services found in earlier-filed applications and registrations are not always determinative on the issue of acceptability of such identifications in the present time. For guidance on writing identifications of goods and/or services, please use the online searchable *Manual of Acceptable Identifications of Goods and Services* at http://tess2.uspto.gov/netahtml/tidm/html, which is frequently updated in accordance with prevailing rules and policies. *See* TMEP §§702.03(a)(iv) and 1402.04.

/Jason Eric Lott/

Jason Eric Lott

Trademark Examining Attorney

Law Office 113

Phone: 571-272-9721

Fax: 571-273-9721

HOW TO RESPOND TO THIS OFFICE ACTION:

- ONLINE RESPONSE: You may respond formally using the Office's Trademark Electronic Application System (TEAS) Response to Office Action form (visit http://www.uspto.gov/teas/index.html and follow the instructions, but if the Office Action has been issued via email, you must wait 72 hours after receipt of the Office Action to respond via TEAS).
- REGULAR MAIL RESPONSE: To respond by regular mail, your response should be sent to the mailing return address above and include the serial number, law office number and examining attorney's name in your response.

STATUS OF APPLICATION: To check the status of your application, visit the Office's Trademark Applications and Registrations Retrieval (TARR) system at http://tarr.uspto.gov.

VIEW APPLICATION DOCUMENTS ONLINE: Documents in the electronic file for pending applications can be viewed and downloaded online at http://portal.uspto.gov/external/portal/tow.

GENERAL TRADEMARK INFORMATION: For general information about trademarks, please visit the Office's website at http://www.uspto.gov/main/trademarks.htm

FOR INQUIRIES OR QUESTIONS ABOUT THIS OFFICE ACTION, PLEASE CONTACT THE ASSIGNED EXAMINING ATTORNEY SPECIFIED ABOVE.

UNITED STATES PATENT AND TRADEMARK OFFICE

SERIAL NO: 78/617370

APPLICANT: FRESH HARVEST PRODUCTS, INC.

78617370

CORRESPONDENT ADDRESS:
MILTON M. OLIVER
WARE FRESSOLA VDS AND ADOLPHSON
DEPT. 873-10-202
PO BOX 224
MONROE, CT 06468-0224

RETURN ADDRESS:
Commissioner for Trademarks
P.O. Box 1451
Alexandria, VA 22313-1451

MARK: WINGS OF NATURE O·R·G·A·N·I·C

CORRESPONDENT'S REFERENCE/DOCKET NO: 873-10-202

CORRESPONDENT EMAIL ADDRESS:

Please provide in all correspondence:

1. Filing date, serial number, mark and applicant's name.
2. Date of this Office Action.
3. Examining Attorney's name and Law Office number.
4. Your telephone number and e-mail address.

OFFICE ACTION

RESPONSE TIME LIMIT: TO AVOID ABANDONMENT, THE OFFICE MUST RECEIVE A PROPER RESPONSE TO THIS OFFICE ACTION WITHIN 6 MONTHS OF THE MAILING OR E-MAILING DATE.

Serial Number 78/617370

The assigned trademark examining attorney has reviewed the referenced application and has determined the following.

The Office records have been searched and no similar registered or pending mark has been found that would bar registration under Trademark Act Section 2(d), 15 U.S.C. §1052(d). TMEP §704.02.

In order to pursue registration, however, the applicant must respond to the following requirements.

Indefinite Identification of Goods

The wording in the identification of goods needs to be clarified. Specifically, it is unclear what is meant by "other dairy products." Applicant must list them specifically. For example, if the goods are "cheese," the applicant may so indicate. Also, applicant must indicate that the "preserves" are "fruit preserves." For the "preparations made from cereals," the applicant must state what those "preparations" are. For example, if the goods are "snack food," the applicant may so indicate. For the "confectionery," the applicant must state that the goods are "crystal sugar pieces." Also, applicant should note that "ice" is listed twice. Applicant must delete one of these listings. Please note that that the examining attorney has edited the Identification of Goods for consistent use of commas and semi-colons.

An acceptable Identification of Goods is suggested below.

Applicant must amend the identification of goods to specify the common commercial or generic name for the goods. If there is no common commercial or generic name for the product, then applicant must describe the product and intended consumer as well as its main purpose and intended uses. TMEP §1402.01.

Applicant may adopt the following identification of goods, if accurate:

> Meats, fish, poultry, and game; Meat extracts; Preserved, dried, and cooked fruits and vegetables; Jellies and jams; Eggs, milk, and other dairy products, namely, cheese; Edible oils and fats; Fruit preserves; Pickles; in International Class 29.

> Coffee; Tea; Cocoa; Sugar; Rice; Tapioca; Sago; Coffee substitutes; Flour; Preparations made from cereals, namely, snack food; Bread, biscuits, cakes, and pastry; Confectionery, namely, crystal sugar pieces; Honey and treacle; Yeast; Baking powder; Salt; Mustard; Pepper; Vinegar; Sauces Spices; Ice; in International Class 30.

Please note that, while the identification of goods may be amended to clarify or limit the goods, adding to the goods or broadening the scope of the goods is not permitted. 37 C.F.R. §2.71(a); TMEP §1402.06. Therefore, applicant may not amend the identification to include goods that are not within the scope of the goods set forth in the present identification.

The trademark examining attorney examines identifications of goods and/or services for acceptability in accordance with the Rules of Practice in Trademark Cases and USPTO policies and procedures in effect at the time registration is sought. Descriptions of goods and/or services found in earlier-filed applications and registrations are not always determinative on the issue of acceptability of such identifications in the present time. For guidance on writing identifications of goods and/or services, please use the online searchable *Manual of Acceptable Identifications of Goods and Services* at http://tess2.uspto.gov/netahtml/tidm/html, which is frequently updated in accordance with prevailing rules and policies. *See* TMEP §§702.03(a)(iv) and 1402.04.

Color Claim and Color Description of the Mark

Although the applicant attempted to comply with this requirement, the color claim and color description do not list all the colors appearing in the drawing of the mark. Applicant must submit a complete color claim and color description of the mark that reference all the colors appearing in the drawing of the mark. 37 C.F.R. §2.52(b)(1); TMEP §807.07(a)(ii).

Applicant must submit the following: (1) a statement that "the colors Dark Green, Light Green, Yellow, and White are claimed as a feature of the mark;" and (2) a separate description of where the colors appear in the mark, i.e., "the color Dark Green appears in the background of the mark, the color Light Green appears in the leaves and small dots in the mark,

the color Yellow appears in the "WINGS OF NATURE" wording and the pear in the mark, and the color White appears in the "ORGANIC" lettering in the mark." 37 C.F.R. §2.52(b)(1). Common color names should be used to describe the colors in the mark, e.g., red, yellow, blue. Exam Guide 01-03, section I.B.1.

Applicant may adopt the following language, if accurate:

The colors Dark Green, Light Green, Yellow, and White are claimed as a feature of the mark. The color Dark Green appears in the background of the mark, the color Light Green appears in the leaves and small dots in the mark, the color Yellow appears in the "WINGS OF NATURE" wording and the pear in the mark, and the color White appears in the "ORGANIC" lettering in the mark.

New Drawing Required

Applicant must submit a new drawing with all three "TM" trademark designations deleted because they are not part of the mark. TMEP §§807.02 and 807.14(a).

To submit a special form drawing electronically, applicant must attach a digitized image of the mark to the submission. The Office recommends that the digitized image of the mark have a length and width of no smaller than 250 pixels and no larger than 944 pixels. 37 C.F.R. §2.53(c); 69 Fed. Reg. 59,809. All lines in the image must be clean, sharp and solid, and not fine or crowded, and produce a high quality image when copied.

/Jason Eric Lott/

Jason Eric Lott

Trademark Examining Attorney

Law Office 113

Phone: 571-272-9721

Fax: 571-273-9721

HOW TO RESPOND TO THIS OFFICE ACTION:

- ONLINE RESPONSE: You may respond formally using the Office's Trademark Electronic Application System (TEAS) Response to Office Action form (visit http://www.uspto.gov/teas/index.html and follow the instructions, but if the Office Action has been issued via email, you must wait 72 hours after receipt of the Office Action to respond via TEAS).
- REGULAR MAIL RESPONSE: To respond by regular mail, your response should be sent to the mailing return address above and include the serial number, law office number and examining attorney's name in your response.

STATUS OF APPLICATION: To check the status of your application, visit the Office's Trademark Applications and Registrations Retrieval (TARR) system at http://tarr.uspto.gov.

VIEW APPLICATION DOCUMENTS ONLINE: Documents in the electronic file for pending applications can be viewed and downloaded online at http://portal.uspto.gov/external/portal/tow.

GENERAL TRADEMARK INFORMATION: For general information about trademarks, please visit the Office's website at http://www.uspto.gov/main/trademarks.htm

FOR INQUIRIES OR QUESTIONS ABOUT THIS OFFICE ACTION, PLEASE CONTACT THE ASSIGNED EXAMINING ATTORNEY SPECIFIED ABOVE.

PTO Form 1478 (Rev 4-98)
OMB Control #0651-0009 (Exp. 09/30/2008)

Trademark/Service Mark Application, Principal Register

Serial Number: 78617370
Filing Date: 04/26/2005

The table below presents the data as entered.

Input Field	Entered
MARK SECTION	
MARK FILE NAME	\\TICRS\EXPORT10\IMAGEOUT 10\786\173\78617370\xml1\ APP0002.JPG
STANDARD CHARACTERS	NO
USPTO-GENERATED IMAGE	NO
LITERAL ELEMENT	WINGS OF NATURE ORGANIC
COLOR MARK	YES
COLOR(S) CLAIMED	The color(s) green background is/are claimed as a feature of the mark.
DESCRIPTION OF THE MARK	The mark consists of a pear with wings extending to left & right, and word captions above & below.
PIXEL COUNT ACCEPTABLE	YES
PIXEL COUNT	900 x 878
OWNER SECTION	
NAME	FRESH HARVEST PRODUCTS, INC.
STREET	280 MADISON AVE., SUITE 1005
CITY	NEW YORK
STATE	New York
ZIP/POSTAL CODE	10016
COUNTRY	United States
PHONE	212-889-5904
FAX	212-889-5731
AUTHORIZED EMAIL COMMUNICATION	No
LEGAL ENTITY SECTION	
TYPE	CORPORATION
STATE/COUNTRY OF INCORPORATION	New York

GOODS AND/OR SERVICES SECTION	
INTERNATIONAL CLASS	029
DESCRIPTION	Meats, fish, poultry and game; meat extracts; preserved, dried, and cooked fruits and vegetables; jellies, jams; eggs, milk and other dairy products; edible oils and fats; preserves, and pickles.
FILING BASIS	Section 1(b)
GOODS AND/OR SERVICES SECTION	
INTERNATIONAL CLASS	030
DESCRIPTION	Coffee, tea, cocoa, sugar, rice, tapioca, sago, coffee substitutes; flour and preparations made from cereals; bread, biscuits, cakes, pastry and confectionery, ices; honey, treacle; yeast, baking powder; salt, mustard, pepper, vinegar, sauces, spices; ice.
FILING BASIS	Section 1(b)
DISCLAIMER	No claim is made to the exclusive right to use ORGANIC apart from the mark as shown.
SIGNATURE SECTION	
SIGNATURE	/Milton M. Oliver/
SIGNATORY NAME	Milton M. Oliver, Reg. # 28,333
SIGNATORY DATE	04/26/2005
SIGNATORY POSITION	Attorney for Applicant
PAYMENT SECTION	
NUMBER OF CLASSES	2
NUMBER OF CLASSES PAID	2
SUBTOTAL AMOUNT	650
TOTAL AMOUNT	650
ATTORNEY	
NAME	Milton M. Oliver
FIRM NAME	WARE FRESSOLA VDS and ADOLPHSON
INTERNAL ADDRESS	DEPT. 873-10-202
STREET	PO BOX 224
CITY	MONROE
STATE	Connecticut
ZIP/POSTAL CODE	06468-0224
COUNTRY	United States
PHONE	203-261-1234

FAX	203-261-5676
AUTHORIZED EMAIL COMMUNICATION	No
ATTORNEY DOCKET NUMBER	873-10-202
OTHER APPOINTED ATTORNEY(S)	other members of WARE FRESSOLA VDS and ADOLPHSON LLP
CORRESPONDENCE SECTION	
NAME	Milton M. Oliver
FIRM NAME	WARE FRESSOLA VDS and ADOLPHSON
INTERNAL ADDRESS	DEPT. 873-10-202
STREET	PO BOX 224
CITY	MONROE
STATE	Connecticut
ZIP/POSTAL CODE	06468-0224
COUNTRY	United States
PHONE	203-261-1234
FAX	203-261-5676
AUTHORIZED EMAIL COMMUNICATION	No
FILING INFORMATION	
SUBMIT DATE	Tue Apr 26 18:07:24 EDT 2005
TEAS STAMP	USPTO/BAS-2418118460-2005 0426180724486725-78617370 -2006957f16c849e114021644 d2baef0e014-DA-572-200504 26180142375859

PTO Form 1478 (Rev 4-98)
OMB Control #0651-0009 (Exp. 09/30/2008)

Trademark/Service Mark Application, Principal Register

Serial Number: 78617370
Filing Date: 04/26/2005

To the Commissioner for Trademarks:

MARK: WINGS OF NATURE ORGANIC (stylized and/or with design, see mark)
The literal element of the mark consists of WINGS OF NATURE ORGANIC.
The color(s) green background is/are claimed as a feature of the mark.
The mark consists of a pear with wings extending to left & right, and word captions above & below.

The applicant, FRESH HARVEST PRODUCTS, INC., a corporation of New York, residing at 280 MADISON AVE., SUITE 1005, NEW YORK, New York, United States, 10016, requests registration of the trademark/service mark identified above in the United States Patent and Trademark Office on the Principal Register established by the Act of July 5, 1946 (15 U.S.C. Section 1051 et seq.), as amended.

Intent to Use: The applicant has a bona fide intention to use or use through the applicant's related company or licensee the mark in commerce on or in connection with the identified goods and/or services. (15 U.S.C. Section 1051(b)).

International Class 029: Meats, fish, poultry and game; meat extracts; preserved, dried, and cooked fruits and vegetables; jellies, jams; eggs, milk and other dairy products; edible oils and fats; preserves, and pickles.

International Class 030: Coffee, tea, cocoa, sugar, rice, tapioca, sago, coffee substitutes; flour and preparations made from cereals; bread, biscuits, cakes, pastry and confectionery, ices; honey, treacle; yeast, baking powder; salt, mustard, pepper, vinegar, sauces, spices; ice.

No claim is made to the exclusive right to use ORGANIC apart from the mark as shown.

The applicant hereby appoints Milton M. Oliver and other members of WARE FRESSOLA VDS and ADOLPHSON LLP of WARE FRESSOLA VDS and ADOLPHSON, DEPT. 873-10-202, PO BOX 224, MONROE, Connecticut, United States, 06468-0224 to submit this application on behalf of the applicant. The attorney docket/reference number is 873-10-202.

A fee payment in the amount of $650 will be submitted with the application, representing payment for 2 class(es).

Declaration

The undersigned, being hereby warned that willful false statements and the like so made are punishable by fine or imprisonment, or both, under 18 U.S.C. Section 1001, and that such willful false statements, and the like, may jeopardize the validity of the application or any resulting registration, declares that he/she is properly authorized to execute this application on behalf of the applicant; he/she believes the applicant to be the owner of the trademark/service mark sought to be registered, or, if the application is being filed under 15 U.S.C. Section 1051(b), he/she believes applicant to be entitled to use such mark in commerce; to the best of his/her knowledge and belief no other person, firm, corporation, or association has the right to use the mark in commerce, either in the identical form thereof or in such near resemblance thereto as to be likely, when used on or in connection with the goods/services of such other person, to cause confusion, or to cause mistake, or to deceive; and that all statements made of his/her own knowledge are true; and that all statements made on information and belief are believed to be true.

Signature: /Milton M. Oliver/ Date: 04/26/2005

Signatory's Name: Milton M. Oliver, Reg. # 28,333

Signatory's Position: Attorney for Applicant

Mailing Address:

Milton M. Oliver
DEPT. 873-10-202
PO BOX 224
MONROE, Connecticut 06468-0224

RAM Sale Number: 572

RAM Accounting Date: 04/27/2005

Serial Number: 78617370

Internet Transmission Date: Tue Apr 26 18:07:24 EDT 2005

TEAS Stamp: USPTO/BAS-2418118460-20050426180724486725-78617370-2006957f16c849e114021644d2baef0e014-DA-572-20050426180142375859

wings of nature™

™

O.R.G.A.N.I.C

™

PTO Form 1478 (Rev 4-98)
OMB Control #0651-0009 (Exp. 06/30/2008)

Trademark/Service Mark Application, Principal Register

Serial Number: 78617339
Filing Date: 04/26/2005

The table below presents the data as entered.

Input Field	Entered
MARK SECTION	
MARK	WINGS OF NATURE
STANDARD CHARACTERS	YES
USPTO-GENERATED IMAGE	YES
LITERAL ELEMENT	WINGS OF NATURE
MARK STATEMENT	The mark consists of standard characters, without claim to any particular font, style, size, or color.
OWNER SECTION	
NAME	FRESH HARVEST PRODUCTS, INC.
STREET	280 MADISON AVE., SUITE 1005
CITY	NEW YORK
STATE	New York
ZIP/POSTAL CODE	10016
COUNTRY	United States
PHONE	212-889-5904
FAX	212-889-5731
AUTHORIZED EMAIL COMMUNICATION	No
LEGAL ENTITY SECTION	
TYPE	CORPORATION
STATE/COUNTRY OF INCORPORATION	New York
GOODS AND/OR SERVICES SECTION	
INTERNATIONAL CLASS	029
DESCRIPTION	Meats, fish, poultry and game; meat extracts; preserved, dreid, and cooked fruits and vegetables; jellies, jams; eggs, milk and other dairy products; edible oils and fats; preserves, and pickles.
FILING BASIS	Section 1(b)

GOODS AND/OR SERVICES SECTION	
INTERNATIONAL CLASS	030
DESCRIPTION	Coffee, tea, cocoa, sugar, rice, tapioca, sago, coffee substitutes; flour and preparations made from cereals; bread, biscuits, cakes, pastry and confectionery, ices; honey, treacle; yeast, baking powder; salt, mustard, pepper, vinegar, sauces, spices; ice.
FILING BASIS	Section 1(b)
SIGNATURE SECTION	
SIGNATURE	/Milton M. Oliver/
SIGNATORY NAME	Milton M. Oliver, Reg. # 28,333
SIGNATORY DATE	04/26/2005
SIGNATORY POSITION	Attorney for Applicant
PAYMENT SECTION	
NUMBER OF CLASSES	2
NUMBER OF CLASSES PAID	2
SUBTOTAL AMOUNT	650
TOTAL AMOUNT	650
ATTORNEY	
NAME	Milton M. Oliver
FIRM NAME	WARE FRESSOLA VDS & ADOLPHSON
INTERNAL ADDRESS	DEPT 873-10-201
STREET	PO BOX 224
CITY	MONROE
STATE	Connecticut
ZIP/POSTAL CODE	06468-0224
COUNTRY	United States
PHONE	203-261-1234
FAX	203-261-5676
AUTHORIZED EMAIL COMMUNICATION	No
ATTORNEY DOCKET NUMBER	873-10-201
OTHER APPOINTED ATTORNEY(S)	other members of Ware Fressola VDS & Adolphson, LLP
CORRESPONDENCE SECTION	
NAME	Milton M. Oliver

FIRM NAME	WARE FRESSOLA VDS & ADOLPHSON
INTERNAL ADDRESS	DEPT 873-10-201
STREET	PO BOX 224
CITY	MONROE
STATE	Connecticut
ZIP/POSTAL CODE	06468-0224
COUNTRY	United States
PHONE	203-261-1234
FAX	203-261-5676
AUTHORIZED EMAIL COMMUNICATION	No
FILING INFORMATION	
SUBMIT DATE	Tue Apr 26 17:42:14 EDT 2005
TEAS STAMP	USPTO/BAS-2418118460-2005 0426174214416696-78617339 -20058b5f3da249c92e839d3e 499a76e3a-DA-511-20050426 173535555651

PTO Form 1478 (Rev 4/98)
OMB Control #0651-0009 (Exp. 09/30/2008)

Trademark/Service Mark Application, Principal Register

Serial Number: 78617339
Filing Date: 04/26/2005

To the Commissioner for Trademarks:

MARK: (Standard Characters, see mark)
The mark consists of standard characters, without claim to any particular font, style, size, or color.
The literal element of the mark consists of WINGS OF NATURE.
The applicant, FRESH HARVEST PRODUCTS, INC., a corporation of New York, residing at 280 MADISON AVE., SUITE 1005, NEW YORK, New York, United States, 10016, requests registration of the trademark/service mark identified above in the United States Patent and Trademark Office on the Principal Register established by the Act of July 5, 1946 (15 U.S.C. Section 1051 et seq.), as amended.
Intent to Use: The applicant has a bona fide intention to use or use through the applicant's related company or licensee the mark in commerce on or in connection with the identified goods and/or services. (15 U.S.C. Section 1051(b)).

International Class 029: Meats, fish, poultry and game; meat extracts; preserved, dreid, and cooked fruits and vegetables; jellies, jams; eggs, milk and other dairy products; edible oils and fats; preserves, and pickles.

International Class 030: Coffee, tea, cocoa, sugar, rice, tapioca, sago, coffee substitutes; flour and preparations made from cereals; bread, biscuits, cakes, pastry and confectionery, ices; honey, treacle; yeast, baking powder; salt, mustard, pepper, vinegar, sauces, spices; ice.

The applicant hereby appoints Milton M. Oliver and other members of Ware Fressola VDS & Adolphson, LLP of WARE FRESSOLA VDS &

ADOLPHSON, DEPT 873-10-201, PO BOX 224, MONROE, Connecticut, United States, 06468-0224 to submit this application on behalf of the applicant. The attorney docket/reference number is 873-10-201.

A fee payment in the amount of $650 will be submitted with the application, representing payment for 2 class(es).

Declaration

The undersigned, being hereby warned that willful false statements and the like so made are punishable by fine or imprisonment, or both, under 18 U.S.C. Section 1001, and that such willful false statements, and the like, may jeopardize the validity of the application or any resulting registration, declares that he/she is properly authorized to execute this application on behalf of the applicant; he/she believes the applicant to be the owner of the trademark/service mark sought to be registered, or, if the application is being filed under 15 U.S.C. Section 1051(b), he/she believes applicant to be entitled to use such mark in commerce; to the best of his/her knowledge and belief no other person, firm, corporation, or association has the right to use the mark in commerce, either in the identical form thereof or in such near resemblance thereto as to be likely, when used on or in connection with the goods/services of such other person, to cause confusion, or to cause mistake, or to deceive; and that all statements made of his/her own knowledge are true; and that all statements made on information and belief are believed to be true.

Signature: /Milton M. Oliver/ Date: 04/26/2005

Signatory's Name: Milton M. Oliver, Reg. # 28,333

Signatory's Position: Attorney for Applicant

Mailing Address:

Milton M. Oliver
DEPT 873-10-201
PO BOX 224
MONROE, Connecticut 06468-0224

RAM Sale Number: 511

RAM Accounting Date: 04/27/2005

Serial Number: 78617339

Internet Transmission Date: Tue Apr 26 17:42:14 EDT 2005

TEAS Stamp: USPTO/BAS-2418118460-20050426174214416696-78617339-20058b5f3da249c92e839d3e499a76e3a-DA-511-20050426173535555651